Reserves (Tables)	12 Months Ended
Dec. 31, 2023
Reserves
Reconciliation of reserves

	2023	2022	2021
	$m	$m	$m
Cumulative translation differences included within Retained earnings
At 1 January	(3,694)	(1,934)	(1,143)
Foreign exchange arising on consolidation	608	(1,446)	(483)
Exchange adjustments on goodwill (recorded against other reserves)	4	(24)	(21)
Foreign exchange arising on designated liabilities in net investment hedges[1]	24	(282)	(321)
Fair value movements on derivatives designated in net investment hedges	44	(8)	34
Net exchange movement in Retained earnings	680	(1,760)	(791)
At 31 December	(3,014)	(3,694)	(1,934)

1	Foreign exchange arising on designated liabilities in net investment hedges includes $(57)m in respect of designated bonds and $81m in respect of designated contingent consideration and other liabilities. The change in value of designated contingent consideration liabilities relates to $82m in respect of BMS’ share of Global Diabetes Alliance.